UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2021

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 15, 2021, Farmers National Banc Corp. (“Farmers” or the “Company”) held its 2021 Annual Meeting of Shareholders (“2021 Annual Meeting”) for the purposes of: (1) electing three Class II directors to serve for terms of three years to expire at the Annual Meeting of Shareholders to be held in 2024; (2) considering and voting upon a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and (3) considering and voting upon a proposal to ratify the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. As of the close of business on March 5, 2021, the record date for the 2021 Annual Meeting, 28,304,437 common shares were outstanding and entitled to vote. At the Annual Meeting, 23,243,769, or approximately 82.12%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 4,633,581 broker non-votes. The results of the voting at the 2021 Annual Meeting are as follows:

Proposal 1: The Company’s shareholders elected the following nominees for director to serve a three-year term ending at the 2024 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Anne Frederick Crawford	17,480,368	1,129,819	4,633,581
David Z. Paull	16,281,780	2,328,407	4,633,581
James R. Smail	18,167,344	442,843	4,633,581

Proposal 2: The Company’s shareholders approved an advisory vote on the 2020 compensation paid to the Company’s named executive officers, with 92.82% of shares voted being cast in favor of the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,273,650	662,176	674,361	4,633,581

Proposal 3: The Company’s shareholders ratified the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,000,226	133,068	110,474	0

Item 7.01	Regulation FD Disclosure.

On April 16, 2021, the Company announced that James R. Smail has assumed the role of Chairman of the Board of Directors of the Company (the “Board”), effective April 15, 2021. Mr. Smail previously served as the Vice Chairman of the Board. In addition, the Company announced that David Z. Paull has assumed the role of Vice Chairman of the Board, effective April 15, 2021. The Company issued a press release announcing the appointments of Messrs. Smail and Paull, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The press release is furnished herein, as part of this Item 7.01, as Exhibit 99.1. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: April 16, 2021